Exhibit 99.1
RealNetworks Acquires Sony NetServices, Extending Global Leadership in Mobile Entertainment Services
Sony NetServices’ Application Service Platform Enhances Real’s Mobile Music Offering
SEATTLE and Salzburg, AUSTRIA—May 16, 2007—RealNetworks®, Inc. (Nasdaq: RNWK) and Sony today announced that RealNetworks has acquired Sony NetServices, a joint venture between Sony DADC and Sony Europe. Sony NetServices provides mobile operators with end-to-end white label digital music services that are available today in eight countries throughout Europe. This acquisition is part of RealNetworks’ strategy to extend its global leadership in digital entertainment delivery on the mobile platform, and follows RealNetworks’ recent acquisition of mobile entertainment leader WiderThan.
Acquiring Sony NetServices substantially strengthens RealNetworks’ market position in Europe, and adds new technological capabilities that enhance Real’s capacity to offer mobile operators access to its growing portfolio of media solutions, including music on demand (MOD), video on demand (VOD), ringback tones (RBT), games and other solutions. The companies’ combined offering will enable operators to deliver unique mobile music experiences tailored to subscribers’ personal music tastes.
“Sony NetServices has created a world-class platform for delivering mobile entertainment solutions to leading mobile operators throughout Europe,” said John Giamatteo, President of Technology Products and Solutions and International Operations, RealNetworks. “We believe the addition of Sony NetServices’ technology and platform to our earlier acquisition of WiderThan places RealNetworks at the center of the emerging mobile entertainment space, and extends our geographic ability to serve mobile operators around the world.”
Sony NetServices’ key offering is a personalized music streaming platform, previously marketed as StreamMan by Sony. StreamMan, which was the world’s first convergent music service, offers consumers the ability to download full songs or stream music to their 3G mobile handset as well as their PC. A number of European mobile operators have launched music services powered by the platform since its introduction in 2004, including Vodafone and TeliaSonera Finland.
“Sony DADC is pleased to welcome RealNetworks as a new business partner,” said Dieter Daum, President of Sony DADC. “Today marks an important milestone for the StreamMan business. The strength of RealNetworks’ digital entertainment offering, coupled with its commitment to continue operating in Salzburg, gives the company strong footing to pursue mobile music business opportunities in Europe and elsewhere,” he added.
The Sony NetServices acquisition is part of a comprehensive service agreement between Sony DADC and RealNetworks to work together to deliver outstanding experiences to mobile operators throughout Europe. Under this agreement, RealNetworks will utilize Sony DADC’s content operations to service its mobile partners in Europe.
The Growing Market for Mobile Entertainment
Today’s news will allow RealNetworks to benefit from growth opportunities for personalized digital entertainment on the mobile phone, a market driven by the explosion in availability and connectivity of mobile devices and the rapid expansion of content available for mobile distribution.
“Mobile music is gaining sizable momentum in the major European markets,” said Seamus McAteer, chief product architect and senior analyst, M:Metrics. “In March alone, over 19 million Europeans side-loaded music onto their mobile handsets, while 4.4 million downloaded music over the air. Services that address both desires are ideally positioned to capitalize on clear consumer demand for easy ways to discover and play music on a mobile device.”
Business Benefits
RealNetworks and Sony NetServices each have a heritage of innovation in digital music delivery, and share a vision of providing music to anyone, at anytime and anywhere, while providing a rich music discovery experience.
Sony NetServices’ mobile music offering will strengthen Real’s existing mobile music offering in several ways. First, the company’s geographic footprint and customer base complement RealNetworks’ mobile carrier coverage in the U.S. and Asia. With the acquisition of Sony NetServices, RealNetworks now has 12 music on demand customers with over 196 million mobile subscribers in 11 countries. Real’s Technology and Product Solutions division provides services on an ASP basis to more than 75 communications carriers in 37 countries worldwide.
Second, Sony NetServices provides technology and telco-grade infrastructure that will enhance RealNetworks’ ability to serve the emerging on-demand music market in Europe. Sony NetServices’ technology center and infrastructure in Salzburg, Austria, will continue supporting delivery of the StreamMan service, while increasing RealNetworks’ capacity to offer European mobile operators access to its expanded suite of media solutions.
Third, Sony NetServices’ hosted service offering supplements the network-embedded suite of mobile services RealNetworks gained through the WiderThan acquisition. This acquisition leaves RealNetworks uniquely positioned to offer end-to-end music solutions that allow mobile operators to offer music in any form to their subscribers and let those subscribers personalize their mobile experience via ringback tones, music on demand, and ringtone services. This market position is synergistic with RealNetworks’ strategy of providing end-to-end digital media solutions to partners such as SK Telecom in Korea, AT&T, Verizon Wireless and Sprint Nextel in the United States, as well as Bharti Airtel, Telstra and Globe Telecom in Asia.
Finally, Sony NetServices’ platform adds another dimension to RealNetworks’ existing music on demand service. The platform offers a unique, highly personalized music experience that “learns” a subscriber’s music tastes over time and exposes them to music relevant to their tastes. This is made possible via the platform’s personalization engine, which allows customers to “teach” the music service their own personal likes and dislikes.
For financial details about this transaction, please see RealNetworks’ Form 8-K, which will be filed today with the United States Securities and Exchange Commission.
RealNetworks intends to maintain the operation of Sony NetServices in its current location in Salzburg, Austria, doing business as RealNetworks GmbH. The current Sony NetServices team will continue as a key part of RealNetworks’ global Technology Products and Solutions business.

About Sony NetServices
Sony NetServices creates, develops and operates innovative content services for various media platforms such as mobile phones, home entertainment equipment and PCs. Sony NetServices has invented StreamMan (Music Personalization, Streaming and Download to mobile phones and PCs). Sony NetServices, a 50/50 joint venture of Sony DADC and Sony Europe, was founded in April 2000.
About RealNetworks
RealNetworks, Inc. is the leading creator of digital media services and software including Rhapsody, RealPlayer® 10, and casual PC and mobile games. Broadcasters, network operators, media companies and enterprises use RealNetworks’ products and services to create and deliver digital media to PCs, mobile phones and consumer electronics devices. Consumers can access and experience audio/video programming and download RealNetworks’ consumer software at http://www.real.com. RealNetworks’ systems and corporate information is located at http://www.realnetworks.com.
Forward-Looking Statements:
This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to the continuing growth in demand for mobile entertainment services provided by RealNetworks. Actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: development and consumer acceptance of mobile music distribution services generally and RealNetworks’ services in particular because these are relatively new and unproven business models and markets; risks associated with acquisitions generally, including the risks of integration, unknown liabilities and operations in new markets and geographies; the potential that we will be unable to continue to enter into commercially attractive agreements with third parties for the provision of compelling content for our service offerings; the emergence of new entrants and competition in the market for digital music service offerings; risks associated with the introduction of new products and services; technology and service integration efforts; and risks relating to the ability of RealNetworks’ carrier customers to generate users of its mobile music services. More information about potential risk factors that could affect RealNetworks’ business and financial results is included in RealNetworks’ annual report on Form 10-K for the most recent year ended December 31, and its quarterly reports on Form 10-Q and from time to time in other reports filed by RealNetworks with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.
For more information, please contact:
Sony:
Shusuke Kanai, Sony Europe
Tel: +44 7786115086
Email: Shusuke.kanai@eu.sony.com
Nicolas Babin, Sony Europe
Tel: 0049 30 2575 5159
Email: nicolas.babin@eu.sony.com

RealNetworks (Europe):
Karla Geci
Tel: +44 207 618 4029
Email: kgeci@real.com
RealNetworks (U.S.):
Matt Graves
Tel: +00 (1) 4159 342159
Email: mgraves@real.com